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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 10, 2006


                                 AEARO COMPANY I
             (Exact Name of Registrant as Specified in Its Charter)





                    DELAWARE                               333-116676                             13-3840456
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)           (IRS Employer Identification No.)

              5457 W. 79TH STREET
             INDIANAPOLIS, INDIANA                                                                   46268
    (Address of Principal Executive Offices)                                                      (Zip Code)

                                                        (317) 692-6666
                                     (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         On March 10, 2006 the Company announced that, as of 5:00 p.m., New York City time on March 9, 2006, the Company had received the requisite tenders and consents from the holders of more than a majority in aggregate principal amount of its outstanding 8 1/4% Senior Subordinated Notes due 2012 (the "Notes") in connection with the tender offer and consent solicitation for the Notes, which commenced on February 24, 2006.

         A copy of the press release issued by the Company on March 10, 2006 announcing that the Company received the requisite tenders and consents is filed as Exhibit 99.1 hereto and is incorporated by reference in its entirety.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1  Press release of the Company dated March 10, 2006.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: March 10, 2006        AEARO COMPANY I

                             By:    /s/Jeffrey S. Kulka
                             Name:  Jeffrey S. Kulka
                             Title: Senior Vice President, Chief Financial
                                    Officer and Secretary